SUPPLEMENT TO THE ADMINISTRATOR CLASS PROSPECTUS AND SUMMARY PROSPECTUS
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Intrinsic Small Cap Value Fund (the “Fund”)

At a meeting held November 16, 18-19, 2020, the Board of Trustees of the Fund approved the following changes, effective on or about February 15, 2021.
I. Name Change The Fund will change its name to the Wells Fargo Small Cap Fund.
II. Benchmark Change The Fund will change its primary benchmark to the Russell 2000® Index.
III. Contractual Expense Cap Changes The expense cap for Administrator Class of the Fund will be lowered as follows:
The Manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.15% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

November 23, 2020	SCAM110/P203SP